ABSC OOMC 2006-HE5
Asset Backed Securities Portfolio Analysis

1,431 records
Balance: 392,549,484
Stated Documentation

Selection Criteria: Stated Documentation
Table of Contents

1.

Mortgage Loans Summary

2.

Principal balance at Origination

3.

Remaining Principal Balance

4.

Fico Scores

5.

Original Term

6.

Remaining Term

7.

Property Type

8.

Occupancy Status

9.

Loan Purpose

10.

Original Loan to Value Ratio

11.

Combined Loan To Value

12.

Geographic Distribution By Balance

13.

Documentation

14.

Mortgage Rate

15.

Maximum Rate

16.

Gross Margin

17.

INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)

18.

PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)

19.

Next Rate Adjustment Date

20.

Original Number of Months to Expiration Of Prepayment Penalty Term

21.

Loan Type

22.

Credit Grade

23.

Lien Position

24.

DTI

1. Mortgage Loans Summary

Current Balance: $392,549,484.37
Number of Loans: 1,431
total OPRIN: $392,596,968.25
Average Current Balance: $274,318.30
Interest Only Loans: 10.39%
Fixed Rate Loans: 1.71%
Adjustable Rate Loans: 98.29%
WA Coupon: 8.537%
WA Margin: 6.198%
WA Max Rate: 14.482%
WA Initial Cap: 2.996%
WA Periodic Cap: 1.002%
WA Original LTV: 77.936%
WA Combined LTV: 79.446%
WA Original Term: 360
WA Remaining Term: 360
NZWA FICO: 613
WA FICO: 611
Owner Occupied: 88.47%
% of loans with Prepayment Penalty: 68.66%
First Lien Percentage: 98.29%
Second Lien Percentage: 1.71%
Silent second %: 8.49%
WA CLTV of Silent seconds: 97.22
Top 5 States: CA(26.65%),FL(14.22%),NY(12.47%),MA(10.54%),NJ(6.35%)
Conforming By Balance Percentage: 67.75%
% Non Full Doc: 100.00
% Conforming by Balance: 67.75
80% CLTV: 18.10
GT 80% CLTV: 40.68
Remaining Months to Roll: 25
% 1st Liens with LTV > 80: 31.34
low FDATE: 20051201
high FDATE: 20060701
GT 80% LTV_PROSUP: 33.05
wa LTV of 1st liens: 77.56
wa LTV of 2nd liens: 99.38
wa CLTV: 79.45
% Balloon: 41.45
WA DTI: 41.80
high MDATE: 20360601
% 2 Yr Arm: 91.37
% 3 Yr Arm: 3.13
LTV_PROSUP > 80: 33.05
wa CLTV of SS: 97.22
% PIGGYBACK: 1.70
wa CLTV: 79.45
age >=5: 2.88
wa CLTV of 2nd liens: 99.38

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2. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	5	$117,730.00	0.03%	652	98.66%	12.103%	100.00%
25,001 - 50,000	35	1,373,238.25	0.35	646	93.47	11.862	96.36
50,001 - 75,000	73	4,627,823.00	1.18	630	84.73	11.335	73.90
75,001 - 100,000	90	7,980,135.60	2.03	610	80.29	10.333	77.10
100,001 - 125,000	99	11,145,916.50	2.84	606	77.27	9.913	71.99
125,001 - 150,000	91	12,598,582.00	3.21	609	75.75	9.421	86.95
150,001 - 175,000	103	16,666,908.00	4.25	598	75.10	9.248	84.55
175,001 - 200,000	110	20,886,433.00	5.32	600	74.94	8.903	87.48
200,001 - 250,000	140	31,715,460.00	8.08	605	76.85	8.755	84.16
250,001 - 300,000	167	45,831,169.00	11.67	606	77.75	8.571	89.00
300,001 - 400,000	253	87,473,541.90	22.28	613	77.77	8.167	90.70
400,001 - 500,000	124	54,771,174.00	13.95	619	79.01	8.064	91.11
500,001 - 600,000	62	34,127,906.00	8.69	618	82.02	8.318	93.81
600,001 - 700,000	33	21,461,201.00	5.47	618	78.44	8.260	93.82
700,001 >=	46	41,819,750.00	10.65	624	76.01	8.184	86.31
Total:	1,431	$392,596,968.25	100.00%	613	77.94%	8.537%	88.47%

Mimimum Original Balance: 20,250.00
Maximum Original Balance: 1,400,000.00
Average Original Balance: 274,351.48

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3. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	5	$117,730.00	0.03%	652	98.66%	12.103%	100.00%
25,001 - 50,000	35	1,373,222.66	0.35	646	93.47	11.862	96.36
50,001 - 75,000	73	4,627,779.99	1.18	630	84.73	11.335	73.90
75,001 - 100,000	90	7,980,135.60	2.03	610	80.29	10.333	77.10
100,001 - 125,000	99	11,145,714.91	2.84	606	77.27	9.913	71.99
125,001 - 150,000	92	12,748,059.86	3.25	610	75.97	9.397	87.10
150,001 - 175,000	102	16,515,700.83	4.21	597	74.92	9.265	84.41
175,001 - 200,000	110	20,885,227.80	5.32	600	74.94	8.903	87.48
200,001 - 250,000	140	31,710,218.06	8.08	605	76.85	8.755	84.16
250,001 - 300,000	167	45,824,496.74	11.67	606	77.75	8.571	89.00
300,001 - 400,000	253	87,456,335.79	22.28	613	77.77	8.167	90.70
400,001 - 500,000	124	54,764,324.67	13.95	619	79.01	8.064	91.11
500,001 - 600,000	62	34,124,843.08	8.69	618	82.02	8.318	93.81
600,001 - 700,000	33	21,460,336.47	5.47	618	78.44	8.260	93.82
700,001 >=	46	41,815,357.91	10.65	624	76.01	8.184	86.31
Total:	1,431	$392,549,484.37	100.00%	613	77.94%	8.537%	88.47%

Mimimum Remaining Balance: 20,250.00
Maximum Remaining Balance: 1,400,000.00
Average Remaining Balance: 274,318.30

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4. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0	9	$1,140,000.00	0.29%	0	63.89%	10.420%	100.00%
1 - 500	5	898,400.00	0.23	500	67.40	10.289	100.00
501 - 525	104	26,097,384.87	6.65	514	72.77	10.073	98.43
526 - 550	123	30,292,289.13	7.72	540	72.73	9.446	99.75
551 - 575	119	31,298,928.29	7.97	565	69.28	8.826	91.65
576 - 600	196	55,758,136.24	14.20	589	73.60	8.296	92.03
601 - 625	244	75,215,145.25	19.16	613	78.14	8.328	86.93
626 - 650	281	76,929,335.74	19.60	638	82.35	8.367	80.04
651 - 675	240	64,760,312.10	16.50	662	81.86	8.197	87.85
676 - 700	72	19,177,642.86	4.89	683	85.95	8.134	87.54
701 - 725	23	6,813,747.16	1.74	712	83.86	7.712	85.00
726 - 750	12	3,174,585.80	0.81	739	85.47	7.750	82.37
776 - 800	3	993,576.93	0.25	785	82.36	8.508	30.15
Total:	1,431	$392,549,484.37	100.00%	613	77.94%	8.537%	88.47%

Minimum FICO: 0
Maximum FICO: 788
WA FICO: 611
nzwa FICO: 613

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5. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
121 - 180	1	$133,000.00	0.03%	645	100.00%	12.125%	100.00%
301 - 360	1,430	392,416,484.37	99.97	613	77.93	8.536	88.46
Total:	1,431	$392,549,484.37	100.00%	613	77.94%	8.537%	88.47%

Minimum Original Term: 180
Maximum Original Term: 360
WA Original Term: 360

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6. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 180	1	$133,000.00	0.03%	645	100.00%	12.125%	100.00%
349 - 360	1,430	392,416,484.37	99.97	613	77.93	8.536	88.46
Total:	1,431	$392,549,484.37	100.00%	613	77.94%	8.537%	88.47%

Minimum Remaining Term: 180
Maximum Remaining Term: 360
WA Remaining Term: 360

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7. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	1,060	$285,436,826.23	72.71%	610	77.60%	8.507%	91.42%
2-4 family	157	48,634,184.00	12.39	621	77.24	8.539	74.75
PUD	124	37,501,150.19	9.55	622	79.18	8.424	91.63
Condominium	78	17,809,997.04	4.54	619	81.51	9.208	79.84
Condo - 5 Stories & up	12	3,167,326.91	0.81	640	84.31	8.804	43.80
Total:	1,431	$392,549,484.37	100.00%	613	77.94%	8.537%	88.47%

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8. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Owner	1,233	$347,281,614.34	88.47%	610	77.44%	8.450%	100.00%
Non-Owner	166	34,321,500.76	8.74	634	81.02	9.424	0.00
Second Home	32	10,946,369.27	2.79	639	83.96	8.527	0.00
Total:	1,431	$392,549,484.37	100.00%	613	77.94%	8.537%	88.47%

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9. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Cash Out	965	$287,335,927.21	73.20%	604	75.98%	8.463%	89.05%
Purchase	403	86,884,839.74	22.13	643	84.13	8.787	85.06
Rate and Term	63	18,328,717.42	4.67	601	79.30	8.528	95.45
Total:	1,431	$392,549,484.37	100.00%	613	77.94%	8.537%	88.47%

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10. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	53	$10,389,335.82	2.65%	587	40.28%	8.293%	91.05%
50.01 - 60.00	80	20,908,985.16	5.33	594	56.13	7.944	96.99
60.01 - 70.00	208	65,341,098.31	16.65	587	66.80	8.232	92.02
70.01 - 80.00	579	166,160,623.58	42.33	608	78.19	8.517	92.23
80.01 - 90.00	348	101,469,128.02	25.85	632	87.76	8.663	77.22
90.01 - 100.00	162	27,921,313.48	7.11	655	96.82	9.449	91.18
100.01 >=	1	359,000.00	0.09	673	102.57	8.800	100.00
Total:	1,431	$392,549,484.37	100.00%	613	77.94%	8.537%	88.47%

Minimum Loan-to-Value Ratio: 15.17
Maximum Loan-to-Value Ratio: 102.57
WA Loan-to-Value Ratio By Original Balance: 77.94

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11. Combined Loan To Value

Combined Loan To Value	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	52	$10,279,335.82	2.62%	587	40.21%	8.284%	90.95%
50.01 - 60.00	78	20,628,985.16	5.26	594	56.13	7.947	96.94
60.01 - 70.00	207	64,475,098.31	16.42	587	66.78	8.243	91.91
70.01 - 75.00	139	43,272,519.26	11.02	596	74.11	8.523	89.07
75.01 - 80.00	338	94,198,512.16	24.00	594	79.44	8.681	92.76
80.01 - 85.00	130	37,892,107.51	9.65	617	84.51	8.687	83.87
85.01 - 90.00	219	63,494,620.51	16.17	642	89.30	8.638	71.45
90.01 - 95.00	71	21,951,879.42	5.59	647	91.32	8.732	88.32
95.01 - 100.00	196	35,997,426.22	9.17	670	86.49	8.660	99.61
100.01 - 110.00	1	359,000.00	0.09	673	102.57	8.800	100.00
Total:	1,431	$392,549,484.37	100.00%	613	77.94%	8.537%	88.47%

Min CLTV: 15.17%
Max CLTV: 102.57%
WA CLTV: 79.45%

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12. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
California	285	$104,610,097.78	26.65%	621	77.16%	7.951%	95.31%
Florida	227	55,831,300.57	14.22	604	78.31	8.759	83.92
New York	133	48,960,105.87	12.47	610	74.33	8.346	90.92
Massachusetts	136	41,355,902.32	10.54	619	80.13	8.679	90.71
New Jersey	87	24,939,220.35	6.35	608	76.36	8.832	77.27
Illinois	38	10,116,459.92	2.58	609	77.82	9.151	92.48
Virginia	34	9,757,939.00	2.49	610	79.68	8.591	83.78
Hawaii	23	9,344,248.72	2.38	630	75.53	7.665	89.82
Texas	52	6,843,011.85	1.74	598	80.65	9.763	78.99
Arizona	30	6,228,338.41	1.59	617	83.51	9.000	89.99
Other	386	74,562,859.58	18.99	609	79.79	9.011	83.82
Total:	1,431	$392,549,484.37	100.00%	613	77.94%	8.537%	88.47%

Total Number Of Stated Represented:: 43
Washington DC (# of loans from DC): 2

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13. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Stated Documentation	1,431	$392,549,484.37	100.00%	613	77.94%	8.537%	88.47%
Total:	1,431	$392,549,484.37	100.00%	613	77.94%	8.537%	88.47%

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14. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
5.501 - 6.000	6	$2,139,645.83	0.55%	643	62.97%	5.837%	62.04%
6.001 - 6.500	19	7,372,260.49	1.88	655	72.76	6.309	100.00
6.501 - 7.000	83	32,827,999.55	8.36	634	75.13	6.829	97.73
7.001 - 7.500	102	36,165,955.86	9.21	634	74.04	7.333	97.46
7.501 - 8.000	208	74,753,575.16	19.04	627	75.79	7.807	95.41
8.001 - 8.500	186	61,112,698.00	15.57	622	78.38	8.296	91.65
8.501 - 9.000	206	61,232,775.30	15.60	607	79.81	8.750	85.41
9.001 - 9.500	129	33,582,109.33	8.55	604	81.12	9.266	77.46
9.501 - 10.000	158	36,317,555.70	9.25	578	79.45	9.765	79.49
10.001 - 10.500	93	18,387,418.41	4.68	571	77.60	10.260	74.48
10.501 - 11.000	69	12,946,148.53	3.30	573	79.75	10.756	71.43
11.001 - 11.500	82	8,434,384.92	2.15	587	84.88	11.313	84.46
11.501 - 12.000	33	3,561,809.08	0.91	560	82.16	11.740	88.82
12.001 - 12.500	43	3,050,645.21	0.78	634	95.78	12.154	93.45
12.501 - 13.000	11	502,899.00	0.13	641	99.80	12.750	100.00
13.001 - 13.500	1	61,254.00	0.02	668	100.00	13.150	100.00
13.501 - 14.000	2	100,350.00	0.03	628	95.00	13.650	100.00
Total:	1,431	$392,549,484.37	100.00%	613	77.94%	8.537%	88.47%

Minimum Rate: 5.750
Maximum Rate: 13.650
WA Rate: 8.537

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15. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
11.501 - 12.000	7	$2,479,645.83	0.64%	636	65.31%	6.237%	67.24%
12.001 - 12.500	20	7,524,510.49	1.95	653	72.81	6.373	100.00
12.501 - 13.000	82	32,578,999.01	8.44	634	75.06	6.829	97.71
13.001 - 13.500	103	36,414,956.40	9.44	634	74.10	7.330	97.48
13.501 - 14.000	205	73,703,983.68	19.10	628	75.75	7.806	95.35
14.001 - 14.500	186	61,037,781.00	15.82	622	78.37	8.293	91.64
14.501 - 15.000	204	61,127,256.67	15.84	607	79.71	8.741	85.77
15.001 - 15.500	130	34,047,796.25	8.82	605	81.29	9.249	77.76
15.501 - 16.000	159	36,558,074.64	9.48	578	79.45	9.759	78.97
16.001 - 16.500	91	18,095,418.41	4.69	571	78.03	10.262	74.06
16.501 - 17.000	64	12,521,224.53	3.25	565	77.97	10.734	71.58
17.001 - 17.500	48	6,050,772.91	1.57	552	79.14	11.261	78.34
17.501 - 18.000	26	3,095,290.08	0.80	544	79.87	11.709	87.14
18.001 - 18.500	6	584,826.00	0.15	554	78.49	12.225	65.83
Total:	1,331	$385,820,535.90	100.00%	612	77.56%	8.480%	88.30%

Minimum Maximum Rate: 11.750
Maximum Maximum Rate: 18.350
WA Maximum Rate: 14.482

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16. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
3.501 - 4.000	1	$112,000.00	0.03%	654	80.00%	8.650%	100.00%
4.001 - 4.500	1	462,251.41	0.12	746	90.00	5.775	0.00
4.501 - 5.000	11	3,790,137.96	0.98	640	77.69	8.140	100.00
5.001 - 5.500	19	5,167,650.04	1.34	631	75.85	7.815	94.98
5.501 - 6.000	47	15,759,714.99	4.08	634	74.01	7.484	95.18
6.001 - 6.500	1,109	321,232,233.49	83.26	615	77.90	8.411	87.11
6.501 - 7.000	116	32,580,858.75	8.44	567	76.65	9.655	94.17
7.001 - 7.500	23	5,677,561.32	1.47	582	75.11	9.409	98.28
7.501 - 8.000	3	798,127.94	0.21	626	80.00	8.742	69.86
8.001 - 8.500	1	240,000.00	0.06	522	40.34	10.035	100.00
Total:	1,331	$385,820,535.90	100.00%	612	77.56%	8.480%	88.30%

Minimum Gross Margin: 4.000
Maximum Gross Margin: 8.056
WA Gross Margin: 6.198

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17. INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)

INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1.000	1	$224,747.01	0.06%	589	75.00%	8.100%	100.00%
2.000	3	919,123.13	0.24	598	80.49	8.215	87.76
3.000	1,327	384,676,665.76	99.70	612	77.56	8.481	88.30
Total:	1,331	$385,820,535.90	100.00%	612	77.56%	8.480%	88.30%

Min Initial Cap: 1.000%
Max Initial Cap: 3.000%
WA Initial Cap: 2.996%

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18. PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)

PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1.000	1,327	$384,455,508.48	99.65%	612	77.55%	8.482%	88.32%
1.500	4	1,365,027.42	0.35	622	79.80	8.178	82.38
Total:	1,331	$385,820,535.90	100.00%	612	77.56%	8.480%	88.30%

Min PERCAP: 1.000%
Max PERCAP: 1.500%
WA PERCAP: 1.002%

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19. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2007-11	5	$1,534,346.24	0.40%	634	84.57%	7.056%	84.33%
2007-12	26	8,035,797.40	2.08	659	79.14	7.208	94.89
2008-01	33	11,422,023.12	2.96	649	80.09	7.729	97.73
2008-02	11	3,929,864.81	1.02	616	84.18	8.179	100.00
2008-05	952	273,634,765.68	70.92	609	77.53	8.576	87.95
2008-06	220	60,099,500.40	15.58	606	78.47	8.643	88.95
2008-12	1	462,251.41	0.12	746	90.00	5.775	0.00
2009-01	1	349,610.41	0.09	565	28.00	8.490	100.00
2009-05	31	9,684,669.00	2.51	618	74.89	8.270	70.00
2009-06	6	1,804,612.00	0.47	589	72.97	8.930	78.55
2010-11	1	279,303.88	0.07	673	80.00	6.750	100.00
2010-12	2	679,874.96	0.18	672	73.06	7.068	100.00
2011-01	1	393,207.59	0.10	634	75.00	7.390	100.00
2011-05	34	10,718,409.00	2.78	627	73.50	7.760	92.03
2011-06	7	2,792,300.00	0.72	618	66.13	7.924	100.00
Total:	1,331	$385,820,535.90	100.00%	612	77.56%	8.480%	88.30%

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20. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0	487	$123,028,193.06	31.34%	614	78.86%	8.976%	87.76%
12	148	59,777,902.01	15.23	611	74.49	8.272	90.03
24	748	196,259,690.66	50.00	612	78.68	8.391	88.53
36	48	13,483,698.64	3.43	629	73.84	7.844	87.09
Total:	1,431	$392,549,484.37	100.00%	613	77.94%	8.537%	88.47%

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21. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
15 Yr Fixed	1	$133,000.00	0.03%	645	100.00%	12.125%	100.00%
30 Yr Fixed	99	6,595,948.47	1.68	664	99.37	11.799	97.88
ARM 2/28	728	175,157,074.06	44.62	595	77.82	9.088	79.87
ARM 2/28- IO 5Yrs	95	37,835,040.00	9.64	644	78.40	7.824	99.50
ARM 2/28-40YR Amortization	424	145,664,183.59	37.11	622	77.89	8.015	96.52
ARM 3/27	24	6,022,341.00	1.53	601	74.73	8.794	67.79
ARM 3/27- IO 5Yrs	1	330,000.00	0.08	605	82.50	9.650	100.00
ARM 3/27-40YR Amortization	14	5,948,801.82	1.52	634	72.47	7.682	69.49
ARM 5/25	7	1,167,350.00	0.30	639	89.01	9.334	44.33
ARM 5/25- IO 5Yrs	7	2,606,200.00	0.66	665	70.39	7.440	100.00
ARM 5/25-40YR Amortization	31	11,089,545.43	2.83	619	70.94	7.630	98.16
Total:	1,431	$392,549,484.37	100.00%	613	77.94%	8.537%	88.47%

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22. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
A	113	$32,304,834.04	8.23%	574	73.57%	8.966%	96.97%
AA	213	55,727,065.81	14.20	580	77.22	8.868	95.05
AA+	989	273,458,068.08	69.66	630	79.16	8.268	85.07
B	91	25,912,363.12	6.60	553	73.47	9.847	97.32
C	25	5,147,153.32	1.31	568	70.53	10.010	100.00
Total:	1,431	$392,549,484.37	100.00%	613	77.94%	8.537%	88.47%

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23. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1	1,331	$385,820,535.90	98.29%	612	77.56%	8.480%	88.30%
2	100	6,728,948.47	1.71	663	99.38	11.806	97.92
Total:	1,431	$392,549,484.37	100.00%	613	77.94%	8.537%	88.47%

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24. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.00	1	$240,000.00	0.06%	522	40.34%	10.035%	100.00%
5.01 - 10.00	1	152,640.00	0.04	638	90.00	8.990	0.00
10.01 - 15.00	10	2,172,100.00	0.55	616	77.81	9.361	8.66
15.01 - 20.00	19	3,527,164.00	0.90	608	78.00	8.917	88.29
20.01 - 25.00	47	8,904,567.17	2.27	608	73.72	8.945	69.96
25.01 - 30.00	73	17,480,270.72	4.45	610	76.13	8.622	75.24
30.01 - 35.00	148	31,193,023.11	7.95	615	78.41	8.704	84.77
35.01 - 40.00	259	72,105,488.21	18.37	620	77.11	8.406	91.48
40.01 - 45.00	380	107,358,676.63	27.35	614	78.79	8.487	91.30
45.01 - 50.00	353	105,940,161.45	26.99	612	79.17	8.565	90.70
50.01 - 55.00	131	40,687,273.08	10.36	602	75.58	8.496	87.36
55.01 - 60.00	9	2,788,120.00	0.71	592	76.20	8.443	82.53
Total:	1,431	$392,549,484.37	100.00%	613	77.94%	8.537%	88.47%

Minimum: 0.00
Max DTI: 59.65
nzwa DTI: 41.80

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Jun 15, 2006 18:06

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.